Exhibit 10.4

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND REPLACED WITH “[***]”. SUCH IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT CUSTOMARILY AND ACTUALLY TREATS AS PRIVATE AND CONFIDENTIAL.

FIRST AMENDMENT

TO

REVENUE PARTICIPATION RIGHT PURCHASE AND SALE AGREEMENT

This First Amendment to the Revenue Participation Right Purchase and Sale Agreement (defined below) (this “First Amendment”), dated as of March 26, 2026 (the “First Amendment Effective Date”), is entered into by and among ZENAS BIOPHARMA, INC., a Delaware corporation (as “Seller”), and Royalty Pharma Investments 2019 ICAV, an Irish collective asset management vehicle (as “Buyer”).

RECITALS

WHEREAS, Buyer and Seller entered into that certain Revenue Participation Right Purchase and Sale Agreement, dated as of September 2, 2025 (as further amended, restated, amended and restated, supplemented or otherwise modified from time to time in accordance with the terms thereof, the “Agreement”); and

WHEREAS, in accordance with Section 11.4 of the Agreement, the Buyer and Seller desire to amend the Agreement on the terms and conditions set forth herein.

AGREEMENT

NOW, THEREFORE, in consideration of the premises and intending to be legally bound by this First Amendment, each of the undersigned hereby agrees and declares as follows:

SECTION 1.Definitions; Interpretation.  All capitalized terms used in this First Amendment (including in the recitals hereof) and not otherwise defined herein shall have the meanings assigned to them in the Agreement.  The rules of interpretation set forth in Section 1.2 and Section 1.3 of the Agreement shall be applicable to this First Amendment and are incorporated herein by this reference.

SECTION 2.Amendment to Agreement.  The Agreement shall be amended by deleting in its entirety the definition of “[***]” and replacing it as follows:

[***]

SECTION 2.Representations and Warranties.

(a)By Seller.  Seller hereby represents and warrants to the Buyer as follows:

(i)Authorization.  The Seller has all requisite corporate power and authority to execute, deliver and perform its obligations under this First Amendment. The execution, delivery and performance of this First Amendment, and the consummation of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on the part of the Seller.

(ii)Enforceability.  This First Amendment has been duly executed and delivered by an authorized officer of the Seller and constitutes the valid and legally binding obligation of the Seller, enforceable against the Seller in accordance with its terms, except as may be limited by applicable Bankruptcy Laws or by general principles of equity (whether considered in a proceeding in equity or at law).

(iii)No Conflicts.  The execution, delivery and performance by the Seller of this First Amendment and the consummation of the transactions contemplated hereby do not and will not (A) contravene or conflict with the organizational documents of the Seller or its Affiliates, (B) contravene or conflict with or constitute a material default under any law binding upon or applicable to the Seller, its Affiliates or the Revenue Participation Right, (C) contravene or conflict with or constitute a default under the Xencor In-License or (D) contravene or conflict with or constitute a material default under any other material agreement or any Judgment binding upon or applicable to the Seller, any of its Affiliates or the Revenue Participation Right.

(b) By Buyer.  Buyer hereby represents and warrants to the Seller as follows:

(i) Authorization.  The Buyer has the requisite right, power and authority to execute, deliver and perform its obligations under this First Amendment.  The execution, delivery and performance of this First Amendment, and the consummation of the transactions contemplated hereby, have been duly authorized by all necessary action on the part of the Buyer.

(ii) Enforceability.  This First Amendment has been duly executed and delivered by an authorized person of the Buyer and constitutes the valid and legally binding obligation of the Buyer, enforceable against the Buyer in accordance with its terms, except as may be limited by applicable Bankruptcy Laws or by general principles of equity (whether considered in a proceeding in equity or at law).

(iii) No Conflicts.  The execution, delivery and performance by the Buyer of this First Amendment and the consummation of the transaction contemplated hereby do not and will not (a) contravene or conflict with the organizational documents of the Buyer, (b) contravene or conflict with or constitute a material default under any material provision of any law binding upon or applicable to the Buyer or (c) contravene or conflict with or constitute a material default under any material contract or other material agreement or Judgment binding upon or applicable to the Buyer.

SECTION 4.References to and Effect on Agreement.  Except as specifically set forth herein, this First Amendment shall not modify or in any way affect any of the provisions of the Agreement, which shall remain in full force and effect and is hereby ratified and confirmed in all respects.

SECTION 5.Counterparts.  This First Amendment may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Copies of executed counterparts transmitted by telecopy, facsimile or other similar means of electronic transmission, including “PDF,” shall be considered original executed counterparts, provided receipt of such counterparts is confirmed.

SECTION 6.Governing Law.  This First Amendment shall be governed by, and construed in accordance with, the laws of the State of New York without giving effect to any choice or conflict of law provision or rule that would cause the application of the laws of any other jurisdiction.

SECTION 7. Jurisdiction; Venue.

(a)EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS RESPECTIVE PROPERTY AND ASSETS, TO THE EXCLUSIVE JURISDICTION OF ANY NEW YORK STATE COURT OR FEDERAL COURT OF THE UNITED STATES SITTING IN NEW YORK COUNTY, NEW YORK, AND ANY APPELLATE COURT THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS FIRST AMENDMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT IN RESPECT THEREOF, AND THE BUYER AND THE SELLER EACH HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREE THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT.  THE BUYER AND THE SELLER EACH HEREBY AGREE THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY APPLICABLE LAW.  EACH OF THE BUYER AND THE SELLER HEREBY SUBMITS TO THE EXCLUSIVE PERSONAL JURISDICTION AND VENUE OF SUCH NEW YORK STATE AND FEDERAL COURTS.  NOTHING IN THIS FIRST AMENDMENT OR IN ANY OTHER DOCUMENT SHALL AFFECT ANY RIGHT THAT THE BUYER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS FIRST AMENDMENT OR ANY OTHER DOCUMENT AGAINST THE SELLER OR ITS AFFILIATES OR ITS OR THEIR PROPERTIES IN THE COURTS OF ANY JURISDICTION.  THE BUYER AND THE SELLER EACH AGREE, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THAT PROCESS MAY BE SERVED ON THE BUYER OR THE SELLER IN THE SAME MANNER THAT NOTICES MAY BE GIVEN PURSUANT TO SECTION 11.1 HEREOF.

(b)EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT IT MAY LEGALLY AND EFFECTIVELY DO SO, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS FIRST AMENDMENT IN ANY NEW YORK STATE OR FEDERAL COURT.  EACH OF THE BUYER AND THE SELLER HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

(c)EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT TO TRIAL BY JURY WITH RESPECT TO ANY PROCEEDING ARISING OUT OF, RELATING TO OR IN CONNECTION WITH THIS FIRST AMENDMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

SECTION 7.Severability.  If any term or provision of this First Amendment shall for any reason be held to be invalid, illegal or unenforceable in any situation in any jurisdiction, then, to the extent that the economic and legal substance of the transactions contemplated hereby is not affected in a manner that is materially adverse to either party hereto, all other terms and provisions of this First Amendment shall nevertheless remain in full force and effect and the enforceability and validity of the offending term or provision shall not be affected in any other situation or jurisdiction.

[Signature Page Follows]

IN WITNESS WHEREOF, each of the undersigned has caused this First Amendment to be duly executed and delivered as of the First Amendment Effective Date.

SELLER

ZENAS BIOPHARMA, INC.

By:
Name: Leon O. Moulder, Jr.
Title: Founder, Chief Executive Officer & Chairman

BUYER

Royalty Pharma Investments 2019 ICAV

By:	Royalty Pharma Manager, LLC, its Attorney-in-Fact

By:
Name: Arthur McGivern
Title: EVP, Investments & Chief Legal Officer

[Signature Page to the First Amendment to the

Revenue Participation Right Purchase and Sale Agreement]